Exhibit 99.1

FOR IMMEDIATE RELEASE
February 1, 2022

WEBSTER, STERLING COMPLETE MERGER

STAMFORD, CT and PEARL RIVER, NY – Webster Financial Corporation (NYSE: WBS) (“Webster”) and Sterling Bancorp (“Sterling”) jointly announced today the completion of their previously announced merger, creating one of the largest commercial banks in the Northeast. The combined company is a unique financial institution, with a differentiated funding base that includes HSA Bank, as well as consumer and commercial banking businesses. Webster has a broad range of regional and national asset generation capabilities, particularly through its growing commercial banking business with deep industry expertise and an expanded geographic footprint.

“Today marks a transformative moment in Webster’s history that will greatly benefit our colleagues, clients, communities and shareholders,” said John R. Ciulla, President and CEO of Webster. “Our bank will have enhanced scale, significant loan growth potential, best-in-class deposit franchises and a longstanding commitment to community development and corporate citizenship.”

The combined company has approximately $65 billion in assets, $44 billion in loans, and $53 billion in deposits based on balances as of December 31, 2021 and operates 202 financial centers in the Northeast region. The new headquarters of Webster is in Stamford, Connecticut, and Webster will have a continued multi-campus presence in the greater New York City area and Waterbury, Connecticut.

“The completion of the merger with Webster brings the best of our banks together, promising an elevated experience for our clients and colleagues as the financial services industry evolves,” said Executive Chairman Jack L. Kopnisky of the newly combined bank. “We are also excited to bring together a combined board of directors with a diversity of experiences and backgrounds, which exemplifies our dedication to enhancing long-term value for our shareholders.”

In connection with the merger, the Webster Board of Directors appointed seven new directors, all former directors of Sterling:

•	Jack L. Kopnisky, Executive Chairman, Webster Financial Corporation;
•	Mona Aboelnaga Kanaan;
•	John P. Cahill;
•	James J. Landy;
•	Maureen B. Mitchell;
•	Richard L. O’Toole; and
•	William E. Whiston.

Both Webster and Sterling clients will continue to bank as they normally do at their existing banking centers and through Webster’s and Sterling’s websites and mobile applications.

At the effective time of the merger on January 31, 2022, each share of Sterling common stock was converted into the right to receive 0.4630 of a share of Webster common stock, with Sterling shareholders receiving cash in lieu of fractional shares.

In addition, each share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series A, of Sterling (“Sterling series A preferred stock”) was converted into the right to receive a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock of Webster (“Webster series G preferred stock”) at the effective time of the merger.  Each outstanding Sterling depositary share representing a 1/40th interest in a share of Sterling series A preferred stock was converted into a Webster depositary share (NYSE: WBS-PrG) representing a 1/40th interest in a share of Webster series G preferred stock.

J.P. Morgan Securities, LLC acted as lead financial advisor to Webster and rendered a fairness opinion to the Webster Board.  Piper Sandler & Co. also rendered a fairness opinion to the Webster Board.  Wachtell, Lipton, Rosen & Katz served as legal counsel to Webster.

Citigroup Global Markets Inc. acted as lead financial advisor to Sterling and rendered a fairness opinion to the Sterling Board.  Keefe, Bruyette & Woods, Inc. also rendered a fairness opinion to the Sterling Board.  Squire Patton Boggs (US) LLP served as legal counsel to Sterling.

***

About Webster Financial Corporation

Webster Financial Corporation (“Webster”) is a leading commercial bank in the Northeast that provides a wide range of digital and traditional financial solutions across three differentiated lines of business: Commercial Banking, Consumer Banking and its HSA Bank division, one of the country’s largest providers of employee benefits solutions. Headquartered in Stamford, CT, Webster is a values-driven organization with $65 billion in assets. Its core footprint spans the northeastern U.S. from New York to Massachusetts, with certain businesses operating in extended geographies. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

Media Contact:
Alice Ferreira, 203-578-2610
acferreira@websterbank.com

Investor Contact:
Emlen Harmon, 212-309-7646
eharmon@websterbank.com

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Webster, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, and uncertainties.  Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements.  Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements:  changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the outcome of any legal proceedings that may be instituted against Webster; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Webster does business; and other factors that may affect the future results of Webster.  Additional factors that could cause results to differ materially from those described above can be found in Webster’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the Securities and Exchange Commission (the “SEC”) and available on Webster’s investor relations website, https://webster.gcs-web.com/, under the heading “Financials” and in other documents Webster files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time.  Webster does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

***